Exhibit 2.3

EkkctriinIcally Hied tvisnoie :56AM Sloven D. Grters6n CLERi OF THE C NO7t PETER L. CHASEY, ESQ. 'Nevada Bar No, D0765a CRUET LAW OFFICES N. Fort Apache Road, Suite 110 Vegas, Nevada 8912.9 : 7C.2) 233-033 Fax; 1,702) -2107 peter@chaspylaw,com Attorney for Petitioner SMALL CAP COMPLIANM EEC EIGHTH JUDICIAL DISTRICT COURT CLARK COUNTY, NEVADA CASE NO..: A-18-77416.5n- P In the Matter of DEPT NO.; XXIX UON LIVE CORPORATION, a Nevada Corporation, NOTICE OF RIMY OF ORDER PLEASE !AKE NOTICE that on tne 51" day of December, 2018, the attaded Orde Di5ch rging Custodian was entered in the abOve-captioned case. r i oted this day of December.. 2C118. 0-1A5E'LLA15 OFFICES 22 Nevada Bar No. 007650 23 32.95 N_ Fort Apache Ed, Ste. 110 d Las Vegas, NV 89129 TeL-1:7D) 233-*35. Fax: 1;702 Z33-2107 25 Email; peter@cha5eylaw.com z6 Attorney for Petitioner SMALL CAP COMPLIANCE, LLC 2. - - C.:15C NJII CERTIFICATE OF SERVU i I hereby certify that on Lieu' '' day of December,. 2018, I served a true and complete copy o 3 the foregoing NOTICE OF ENTRY OF ORDER by placing a copy of the same In the United States Mail postage frulliy prepaid addressed to the following: Uonlive Corporation Uonlive Corporation, Vcorp Services, WC Coivorate Circle, Suite 400 S. Carson Street, Suite 200 Henderson, NV B9074 Carson City, NV 89701 Corporation Lionlive Corporation Village Center Circle., Suite 170 /F Guangdong Finance Bldg., 88 Las Vegas, NV 89114. Connaught Road West Sheung Wan, Hong Kong China 999077 Uonlive Corporation Interwegt Transfer Ci, Inc. SIF Goidll on Digital Network Center Murray Holladay lload, Suite 100 /.32 Tiyu Road Fast Salt Lake City, LI7 EI-4117 Tianhe, C.iina 510620 AF4 EMPLOYEE OF CHAS EY LAW OFF IC 24 25 28 - 2 • ,--.5-,rw —"7%— hTeMig 052 F•7.— .13 ElettrtatIcalky Filad -M52416 11:1!57 AM Stir eisni D. Griarscin CLER fklE t 2 PETER L Ci-hoiCir, ESQ. N.F..vach Elar :No. 007650 3 , CHASE?' L4 W OFFICES 32Q5 N. Rorr. Apache koalel, 5ulte 110 VLgra., NevEda 89129 TEL: r7o2 .702: 233-2107 &mai! pets rffichaseylaw. cif AttOrn Eby far P.Aiti-one .44.11. CAP COMPUANICE, E1511111 JUDICIAL DISTRICT COURT CLARK Oniiiirre,. NEVADA .5/-8..7741E5-P In the Matter 'f DEPT ND.: KV.X 1.110hJISVE CORPORA-ION. a Ntwaa Corporation, OFfIDER CNI5CH4ROW6 CUSTOLDIAN CIAMEELan ru1Ai.I CAP COMPLIANCE, Li CS 1V40t1..Dri t' DIS:-narEe CUStCHIlan COME on for heel-vie, before the abolot CNort and, having consiocred the motion, aihd good cause appearing, this COUr: Order; arid deuraa as foiloiorE IT IE -IERE3V DRDERED _hot :ne aCions taken bv. Luaoaian SMALL 'LAP DDIVIPLIANC.E.. 22 behalf of JONLIVE CDRPOR.6.TIDN are hereby. a.oDraved. 23 ]-1 G FURTHER ORDER.ED That the SMAL CAP COMPLLAtibi. Li t ti Cuscadi.anship of :he 24 Nevada Corporation krpoivh as LIDriLli.cf_CORPCYRATION nereby terminated, 25 '/f ;2 Ni..1713e% la +741$5•R DEFINITIVT. SHARE EXCHANGE ACREEMENT This Dieflniiive Share F.Nehang,e A gNem-eat eAgrtitmenC), dated aS Of klazt.h.2i120.., 59 among Asia Image Limited rAsia ]made':), a Hnng Kong company ]coaled aL L In •L'iywcr 1. Lippn 89 Qt.Kenswu.). Admiralty. ILloug Kong:, Ray.mor.d Fu: the shareholder ryr Asia finagc (ate uSharcholder" and ilundive Corp, a Nevada corpragion ("11.I0E..1" k lixated al 1107. Tower 1. Lippo Ceture 89 clideensway Admiralty: Hong Kons, Royinond Fu,1ire Chief Executive Ofilm ("Fun. Collectively, the Sharetiold...m., Asia Image, all ankl Cu are the 'Parties?: The hereby enter into this Agreenwf.nt, following which, I. UOL I will awn afif of the oquiV &f A.lia Linage, representing all. of its issard so-id nuti.eandin.g abates: Lhc SiKutholder Will own an addilkillal 10[1,001) bareS of aroF.D, cumEnce oC UOLI (the "COTAMCH1 Stincle:), reinmaing 4..8% or LIOLI's ouiAdnding shares of C'i)rnmon Stnek (lw 'Shan Exchange"'), cakulaled pcx4.-issuunce; and 3. Asia bruktvwill huld MD common shares of 1:101.1: th-e wholly -ow'red Subsaliary of UOLI, As u resulc of this Agnmeni, I.J0f..1 will be agnourwing this reverse merger.. 1 he first consolidated 1:10:3Z-3LqUighl011 report will be the Quarterly Repc.11. fur the quarte=r ended Iviarch. 30, 2020. RECITALS EREAS, the Shareholder currently holds ail of Ole equity of Asiu linage and is desimus cif relinquishing all of his Mia linage shares so that he Yr MAI be issued 10113.01k shares of 1.104.3 Common Stoci:: 0.1 Lte 2,096,355 shares of UULI Common Stock to he otustaridin.6; his ownership would represent 4.8% of LIOL I's issued and oLugtaridirig shara3 f Cornthun Stuck:, anti that Asia image would a. wholly-dwdwct quimidiary ofT,JOL.I. WHEREAS, Fu and the Board Director of the LOLL are desirous of. Asia Image heconlin.5 a wholly-owned subsidiary of LOLL. WITEREAS, LJOLI and Asia image are desirous of DOLE acquiring I 013%..efthe oursta lilt thare$ u F Asia Imisee, rind issuing 1 wpm share ocaim Common in the pro s, making Asia huge El wholiy-owne-d subsidiary t f UM .E. WITEREA.S., And Fu art desirins u1 UOLI inquiring W{1% EFL e outstanding @Tiara of A F.ia .gc. WilEREAN. the hoard of directors and Shurrixakkrof LIOLI and Asia. image, hayt 0011 agreed to exchange end issue shaTe5..,. as Jim:small; Eo 1..UJSC the riJr445111J TESPIltr. upon the terms, 2u-id subjr t lo the eonditiCERS. seI forth in this Agrettnent_ wHFRE,eis, iL is intitnini that, for thderai iricarne purpusts. Lht Share Exehenge shall qualify Rs tearEani2ztion under the Fravisk-AR r smiun .68(a X I XELI ofthe Internal Revenue Code of 39.86, as .arnesided (the -code), mx1 the ruL uad regulations promulikated 'hereunder, trial Purstorrt to S•2:ction 3510) of the Code. . [hc Parkin &Vire En- make cumin rePicsClikatiCHIS, ouvenarts and agrcermiTti in corium: dun with this Aigr,Nment, , TEIEREETIRE, in consideration n r the pros.' iscs and imolai promises herein marl , and in ecuiSitinnitiul the reprowitariOn5, wairanties, covenagls and agireernenL hacin ennttined, and ininnding to Fg legally bound Elereby, itiePor(in: agrec as Ihl lows: ]NCO1.PORAtLON LW RECITALS BY REFERRNCE. The RecklaL are litreby imerrcatud heroin by this Fr reftnce, EL-5 1.1 restand herein. RT1C1.,F.. 1 DEFINITIONS. . . _ 1_1 Certain De.6nitiorK, Thy. CallOWing, TF:111V. shall, when used in Lilts AgmrneaL, have Lk Coilnwing akr.RiTirlOS: uisition" means the .acquisition of any titsinesses. assets or pnvttly other thaLL in the urdimary mum, whVber by way . of Ilk purcha3e oiasseLs er k•ILY,114, by LJOI..] azquiri-nR.all oldie nutnancti ri shares orAriie Image pursmant to this Shan Fxchange Agteement and ..4121 Image relinquishing and Dxchani,ing i shams of 1:01.1 to the Shareholder. l'AtralatC" illea115, With reStled 111.1. PerSwi; i) any ftrson dinTtly or indirectly owning: control! iry, Dr balding with pc" e: 10 vote lien perccni. MI%) ur mum oCthe autgars[ing vati RR euri[ies of such other Per,on (other than passive or institutional itriostan1};(ii) any Pamon ten fgrcenr (1.0%) at more of whose oui.standin:g voting sccoriries arc directly nr indirmly ...:unlrulLed or btld with power Lo vote, by such door rierS021; (10 air±r Person diredy or I rallrecily curgrulling, controlled by or render common oolnirolvlith such other R_Tson:..kusd (iv) ally officer, director or puma ofsuch other Perin. "C'ectior For rlke fueltuoing m a ims I rnin iiu possession. direc* it ir_di reedy,. of the power te direct or roinc# die direction of the management and polidts of a Per, on. whether through the -uvrnaship ohmting securities nr taming interes[9: liv criArtrock orllerwise, III419iness Day" means any day olher than S'aturday, Sunday nr a day on which banking in5tim ions in New Vint, New York. are requEsed Cif atIdlOriZed 10 be closed. -'Code" MC321S dle 17Tlita. St. a; IrIVITlal Revenue Cod of 1986, as amended. 'Collateral Documents' mean the Exhibils and ally ottrz dmrracrits if ttuments and oerLikaLes. LU he e C Veal a14 deli1.-eted by the Parties herrundzi et- there under. "Commission" mnart3 ihe Sec•uri Lin awl lisztiange Commissinn or any Regulatory Authority that succeeds to its fortC40.f1S. ".12.1166.:tive Time" Means, the (111:1(r)erli hi time when the shuts of the UOL I are exchangell for the shares of DOLL Emumbrarice memo. any material inortsagn pier*, I Ion, eJ timbrarree,charge, security inrcroir, security agroetrim, conditional sale 04 43Eh.er title reLenliunapeemerrt, limitaficri, option, essamnent, reFdrietive 8gre.eintal, resLri4 tip odyerse interest: resraiecinn traml4pr or e..4eepticpn to or inacerk.1 defect in fide or .ntho. owner~5hip in remit ftnelading leslriCtive colienunts, leases and licenses). "thchusge Ace" mews the Securilic: Exchange .6.Q1 1934, as anunkteil, and the rules and regulations there under_ 1"CijAAFir means IlinIted Stegesgenerallyaecepled AINClUriang,pqincipirs us in efreet iiwn time; to time. "Legal Rcquircment" tri m s faly Ra m . oraJinance.. Lau, .rale, regulatiun, wade, injurmAionjudg-rnetir, nrdoT,. or Other requirement ei acted_ adopted or applied by any R.,,gularegy A uitiogity, dceii0119 •NaT1).ing COMEDefilaW01 interpreting any other Legit Requirement. 'Losses" shall mean all dtunages, imunis, judgments: a_cre.AsmarrK, Fmc, SPI1CtiC915,. t h arges, oasts, !CP ErUr m mcrits.. dirnhunions in value and othim losses. however sufreredl err ChM Cte al] interest Ihereou., all oasts and expem&s of inyeaigaing any elairrt. Lawsuit or Ofbi.tntied and ony it.preat !here from, I:5 aeLual altorneys"_ ace:mutants' irriiestrnqat 1 anker3' and ih.perliNiLness" fen incurred in conn.wtion therewith, whothqTcwriOt 5uch clain lawsuit or athi. [ration ultimately defeated. MICL, S•uhject to Section fiA: all aincaint$ i icl iii ident to any coat-promise or Ketticuterrt of any snch. claim, Lawsuit or arbitration. MnliU any Liability or Dhligation (whether :110Vin or unknown.. whether asset tW of unasserted, whether absolute or contingent. lvtether accrued of aura rutxl, wilt-1E1.er liquiLluted cnunliq uridated, and whether due or Lip become duel, including any 1 iahiLity for TagA26 'Material Advea-se Patio" nwans mateTiaL adverse effart on (1) the assets., pmpertim business of the Peies. (5) binding elTeut ur enforwibility of this Agreement as the Docianwnis or (ii} the ability clan). PiE1.,y ru• perform its ub9Lgutions undo- thil; A gnxTnent and the Colluder,'" Ducurnaks: provided, how evcr. that none of the foliowing shall conmitute a Material Adverse Effect on (.301.: i) the tiling, initiation and subsegoent prosecution, by or Oa Imhali of Shareholder of any Patty, o 1 litigliuri that chat le:oges or otherwise seeks darrhigft; wi Lh respect Na the Share FAdianige,. this Agreement imdkir I runmehons em-rternpLated thereby or hereby, (JO Ma-kirMrCONdlie d-im-uptiun. ore! Party's busiont; as a mull of the annuuncerneni of the ex.mu4ion uf this Agrectnent or chanos csusied by the taking of setinn nxrui rod by this A groemcnt., (iii) m oral econom ie catiditiorn, or (iv) any eliatiges 8enarally aft6oting the j.yidustrle3 an which a roily opera(ih., "Exchans.e Shares" means the is•sued and uuraaarvJ ing common shark of Asia hn.lge (itte "Asia Tirioe Shares" excikirvt.1 by the. SharctioLder to .1011, for r 1101,000 newly issued Common Stock of LIOL1 (the "LIOL1 SharLs'). .T Ru_sinese. meaUS [he Imitiness concluded by WU_ "LIU L Can-anon Sir k" means the common shares of LIOLI. "Permit' mans auy license_ permit, uonsera, approval: rc.B.Estration, aufThorinttion4 cprOific_aricria or righl grarrbed by a RgEulatary Authority_ Pct miffed Hew"' ['Awns () Illens for ..laXeS nO4 yet due and payable or being tuntngied in good Faith by appropriate pnceedirigs;. (U) rieits reserved lo arty Regulalor!.. Authurity repilaie the affected prop y; (iii) sfatutur_v liens of banks and liens of set off, (ill) ac to leas.cd a_sacts, infemsts of the lemon arid sub-lc...isms ificrenC and liens a.tfbeCing the intermts of r.he imom. Rib-lessors thereat (0 inchoate nmetial then: s, mechanics:, workmen's,. repairmen's or other like liens zo-isini, in the oravary course orb usi.rEns.s : (vi) Inns inru.rred or deposit, TA ad-_. irr the rinlinFiri course in connection with worricerg: Compertwion and other iwies of social securk Linens oCtrfidentarks ur othgr intdle:ertial pfopeM) riglogranred by COL E, in the Co'ditizrry s.:uume and not interfering in any material respect with the ordinary course of the busine3s of UOLI; awl to real iyuptrty, any encumbrance., erdvurse interest, eunEilludive ur ogler trust, claim_ attachment. eNcopticia to or defeet Intik o other owneribip interest (including, but nut Jimitcd to. reser...aliens ith.ts &entry, rights a nrsi mania!, pustiibilitia. of rewersinn„ CTICIaattuil•Nlt9, easement, fights of way, Ms.tricrive ICL1IrMi, and Liee,riscs) of any kind., which otku..rwi_st comrtiwres an intermit in oir claim againgt property.. arising pursuant 10 any 1...r.;riLl E yuiruiri ril. .diff any contract ur othimhisa. that do nnt, indiyklualLy nr in the swegate, niareriany and adversely affect or impair the or i 15e thereof as it is currently beiug 'zed in the ordiriar,. course. 'Terson" rlieEms any nattroil pkTeill914 uorpumtion, portncrihip_ least, imEneorporatod onzanization. Lirnittd Liability Company, Regulatory A uthatity or other codty. 'Rqii-uLatory Aurborilf means the United ggafeS of America: (ii) any Mote, commormeAllh, tetritOr}. it rmyssesliun of the Unitcd Stales of .4..frierkal arid any political suixiivisien thereof (i minding counties. mirracipalitieE and the like); (iii) Canada and any other frireksp (as to the 1 :Initaci. SEAtag ref America) scivereiRn entity and any Filities] subdivision theteaf} eir (iv) pity Agenoy, Rutivrilly instrumentaLity of any of the foresoirt& inaludir any court: Vikxmal, department, Inman' eornirassiisn or board. l'Represbatafive: means any director, officer, cmployec. agent, consultant, advisee cc other Tcpreaentsliva of a Person, bit! tiding legal counsel, accouncanrs acid tinanoial advisors. 'Securities Act" means the Recirrftica. Act of 1933, SS amended, and thz rulw, and regulations there under. Subsidiary- of a spersiiied Prison mourn (u) any Verson if' setuzilies having ordinaty voting power far_ the firm in qui:Fain!' and mahout rcgard. to the hu.ppczking. of any coutirkgcrwy) to teat a majority of [hr~ direfflurs.. truglecc, riianAger 01 Miler governing EhOdY oaf such Lehi 'AL arc held or controlled by the cif Person. or a Subillitiry od thD specified Parson; ( b ) any Pers.:xi in which it .e specified. Person and ita sullErdiarles er,lleclIv4ly Mold a filly p=ent (501/4) ci greater equity interest; (c) any partnership rtr si organizarion. in which the specifie.1 Person or suimidiary °like specified Persec. is a genxai partner; or (d)Iitly K1SOn the matingezneno of-which Lg dircetl:F or indirectly eontml]ed 111.D 5peciftati Person. RIO its Subeildiarim through the exam-mi. or %%Wing power, by comma ur otherwise. -Tax' = Iris any US_ or non LIS_ federal, mote, pravincial, local. or foncip. income, Dims ree.cirs, liconsc, payroll, employment, excise.. severance_ Stahl]_ uocupution. prim i ura: windfall profirs. environmental._ Lipaums dirties, capital, franchise, profits, withholding. social security (or Similar)_ unemployment, disability, real property. ;ersiDna.1 preeperiy. inianOhglo rsaopert, ,recording, OrvetIrMliney,Sa126, uSe, LTETbsCer, r jsiration: value addod minimum, M ilnated .or othertax of any tjAd what vcr, including any intereq. additions to ilax, penalliffs, fines_ clauicncks, k.t9sessinents, additions or other chargA of arly natore %Ali respect thereto. whether disputed or not. "Tag Renwn" Ilivanz any rtiura,ileclaratim, repurt, alarm for retiobd or credit or infonnatian return or sleftetnent it-luting to Taxa% including any atfpcdule or atfachment thereto. and including any amendment thereof. "Treasury Regulati m " Mimi regulatiunS prurnulguled by the U.S. 'freasury Department under the Code. .11TICT,F. TT THE SHARE EXCILANCE Ii_! Rum FmehansE En FICeOrdariee with and subject to the proyisium of this Aigemeal and the Newt& Reined Marines (the 'Cede), at the Etkctive Thine, Asia Emag..e shall become a whollyowned sulasdiary °CLUJ-Lard 'DOLL shall he its only shareholder and shall continue in iu exigtence with one owner, UOLl, untiL a merger, if any. Pursuant to the Share Exchange, (A) the FA-art-holder are relinquishing all of thair Asia 1 raage econinco shares, c oris.titutirkg ;RAL.Ial. Add Okltaarld.111,g Sliate!4., of Asia Image (the "Asia Tim Shares''], and Are se,rifing the uor.i S.hates, repfeser5ting .8% of MHH a nding Crortmon 'S Wk. f LIOLJ. 1.1.2 'Sta.& Transfer Bulks. Effective immediately atter the Share Exchange, the Ktoel transfer hooks of Asia ]maps shall he elmccl, and dare 1-18.11 Lre rtin funkier issuanoe or rigiaroxion of tvinsfers of hereaftv on the reconk of &si.,1 Image. 0.3 Rofftrieticei on Transfer. The Exchange Shares may not be sold, transferred, or ritherwise di-spriscd nfwithnur registration under ;he Act Or an ftsgmEnion aierefc.orrt, and [hat iii tl absence of an effective registration gatemen]. covering the Share lixciinny Shares CT any Livailahle exemption fri:ffri regiatration under did Ac(, the Share EKeho regc Shares rr§umi he held irbrietinit..71y. TIC Par ii arc aware that the Share Exchange Shares May n.o4 be soCd ptimiant to Rae 144 pr m ulgared under the Act rile3s all of the condit3ons of ih.ii kule are rnet. .k.rnelog the cunditiixis fur use of' Rule 144 may k the of current information to the public about the Suriiving Company. .4 Demand Resigration Ri@no. Thc Sharehol.ial. and FRI shall lx gamed demand registiwiark riot!, whereby LIO.LE shall ELc a Porn) 1-A,. pkirs.mant kO. Reg A, regis-ter* the Common Stock for rcsalc. within thirty PO) days of the C.11.miTi.g Di-414 (4 bcLow).. RcErtrictive Legegti. cvaificates representing the Exchange Share shall murrain an apprivriatc restrictive legend.. [1-6 Ciosing.. The closing of ilte transactions Dontemplated by this Agreemcnt and the Collateral DOCIATIeRIS (the 'Ciomirie.") shall take place via C:011fOlVrlCe Gall ea the cif]x66/!...161nrkk law Group, Avenue .of the Aincrims, Flo•Dr. NY 10036..or al such other location os the panties. may cat 10:04) AM, FAT Time on the agreed dme, s.hitil be concurrent with the signing hercof {the "Closing Dun.. ARTICLE RE'PRESENTATKISS AND WARRANTIL'S 01.1 COLI AN I) FU UOL] eind. Fureprnitat arid warrant to the Sharchoidcr that the s:EitairrIGIITS WM:lined ill NS ARTICLE 13I an con..mt arid complete as ate 4;1= of this Agpx..ntent and, exce0 as provided in Secliun will In -correct and ceinplece LC ()film Closing Dolt {as though made then rand as. though die Closing flaw were subsiituted for the dote Tat bis Aget-ratni throughout this ARTICLE 1E1, cxcept in Chic CMG of representations and warranties stated to mak. as ofthe date 4:11 this Agreorymt our as Of another date and accept tor clhatiges CO5lemplorted or permitted by Ibis Agreement). [IL I t _i-g3In.i..e.6tigRiaid Qualification. LOLL is a corporation duly organized...validly existing and in gu'.d starx.ling. undu the laws of its respective jurisdiction of orp.nimtiori. 11.1011 hag all. reptisiie puwea. stead 4111603* to own, lease and use itc t5 as thcy sic eu.rrently owed, 3e,ased and used goi to conduct ki Fu... it is currently conducted. UDC! is kiuly qualified or Jimascd to do business in and as ittpad standing in ittirh jurisdiction in which the charatter of the prarcrties owned_ leaqed or wised by it or the nature of the activists condoned by is make such qualirication nec.N,..ary, except any such juimlierien where thc faiinrc ra 1,e so poliried or licens.7...d would not h.ave a Material Adviuse. Effect on UCLI or Az:Aerial. Averse effet oo the validity, binding eilat or enforeezhitity cif thls Agictmenl. or the Collateral Documenbi or the ability oell..101_ I to perfonn iLsehligazi-nos ardor this Auretment or any or the Collateral Document, NU Capita:m[0N (a) •Ihr authorized capital .stunt and ratan- ownership incennsts or LOU, a Nevada corporation, consists of 5.00,1000,000 coma] shares of CCalfiit1011 8lock, of which 1,519055 were issued and ouramiLng as of March 2. 2020. WU. has 10,04K000 shares of Preferred Stock authorized, with 560.01)(1. and ouistandirr.g. All of thn outstarKiing C.10[..3 Common Stock iuLd P'reitrred Stud haul:. laccri dub. authorintd and MT ksued, fully paid and non- assntqable. (kr) Other than what. has lx.en desaibed herein ur in LIOU's Hop. with THE Securities and Excharigg Conimission: the arc no ogitstuiclisig nr anthDrized opcions, varrants, purr rase rights, preemptive righb tar 0.1her contra...1s or corn' uitokaas tl conk] require L'OLE to 6SLIC, sell_ ur otherwERe cause to become Clitstanding any of its mpkal shirk or other ownembir interest (collectively laptiurign)._ (c..) ALI of the issued and outstanding shanai. of UOLI Common Stook have hurl duly authorized and are validly i¢sI 1 And opluanding, fully raid and non-assessable and have been issord in compliance with applJeAle seoirities. and other appl icable Lepal Requirements oroassfar reslrie[ions under applicable Ecouritics laws. I!L.3 Authority and Validity. DOC] 1135,MI requiniie wroonae pvever to execute and &fiver, to 1:1-nT COM!! i nhligari OnS under. and to consummate the tninsurtions contemplated by, this Agreement (suktiEct to. the approval of UO.L3 Shareholder as contemplated herein and subject to the receipr Many nemit-try mascots, approvals, authorimhons or other mailers referred herehy exmution and &liven by UOL3 of, the performance by 1.101.1 if it3 obligati MS under, and the curtsurrunation by UOL1 of the trarksgicticrn5 wn(enipla(ed by, (his Agreenteni have been duly authorized by all requisite ac.tion of (_10L1 (subject tu- the approval of 11011 Shareholder an corrterrirlated herein), Thj6 Agoement ha been duly r4q•eUted mkt delivered by EJOL1 ani (assuming clue exemtion and delivery by the SheirehoLder ai§d approval by UOLI Shzrehuld.er) is the le 1, valid and hinding nbligannn of UOLI, enfOrcezibic against it in aLcardanec with iN term % ever that 3t :h ertfon:.emen! ntuy be subject to (1) bankruptc.±.., Ensnlvenq: reorganig.ntion: moratorium ur other similar laws uiffec.tingor rehingto iyithrecrricnt of creditors' ritzily; 8eneraily and (0 genera] equitable principles. Limn the CCM kai Oil and delivery of the Collateral Documermby ewh per5oit Other 'hank. the Sbareholtier) t h at is required by this AgraaraerNt to oceeute, csr tlut. does execute. this Agreement or any of the CollateEa! Documents. aid ASSUMing due execulEoti and d.etivery thereof by the Sharehrdder, the Collate-fa] Doc.1015eh1 Will be the bt oalti valid. and binding obligations of. 1 enfon:eable agai n7t UOLI in accardance w fh their tec..peerivE BUM eN:cerm that such enforunient May' be Subject to 0) baikniptcy. insolvency, reiltganizulion, moratorium or other similar lawn atibcting or relating to enionxincnt e crc d rs.: rights Rxierally and (ii) general et-Nimble principles, 111.4 a Breach or Violation. Subject to obrainin8 the eolt.senIS, ayrorcw.ok 41.1i hOriZallions., Fuld orders of and rnalciog the registrations or i5 Liiigs with or giving notion s to keplatury Authorities and IFersons identified hcrcin, the execution, deli...my and NI-kit-mance by UOLI of this Agreement and t h e Collateral Doeuments to which it is a party, and the colISUrrunatiCill Of the ul deli tea contemplated hereby . and -thereby in accordance 1.6111 the len n aria wndilions hertvf and 1.h 1. do T h .rit and INT not conflict with, considole a violation Ex breach of. constitute a default -Lir give rise to any right if termination. or acceleration of any right or obligation of L'OLI under, or remit in the creation or imposition of any Encumbrance upon LOLL UOLI Assets., UOLI Business nr UOLl Corm-rion. Stott by FUSEI Ll Of the ten-ns of (i) the articles of inearporation. by laws or other -charter or organizatinnal doc-urnent 0(1101..1. fir any Subsidiary of LIOLJ, (it} any material coirtruct, agreemenr, lease. indealure ur OthCF instrument to vrhiuh UOLI is a party or bu or in. which L1OL L. OF the Asset may ht bound or milli= antics violation a l:which would remit in a Material Adverse Ffteet on 1)01'1 OE) any order, a odgmeru, inipnclioo, award or decree of arty arbitrator or Regulatory Authority or any glarute, law. rule or regulation moplir-able L'OLI or (iv) any Permit of LIOLl, which in the case Of (iii} or (iv) above would have a Material Adverse Effect on 1..:01.1 or a material adverse effect on the validity, binding effeel nr enfnrceshility of ihE Agreement or the Collateral Deournerm r:4. ;he abitity of MIA to perform its obligations under th in Agreement or any oftle,ollateral Dordenents. ,ILLS Consents and AliiprOlollS- Except for reciiii'enientS de5e.rihod i>a Schiy_Liac. 3.5_ nd consent, vproval, alithOriZatjefiCir ohler of„ reghtration or filing with_ ur notice-VI any Regulatory Authority or any othitE Parson is necessary to ha obtainetl, made or 8iigen by [JCL] irl corineutiun with L1 execution, delivery arid f*rformince bly L]OLJ of 1hi Agreement or any Collateial Dmuncitt or for (he consunirnalFOu L irCii] of the transactions e(wilempLatcd hcrtby or tuxeby, except in the extc.ne Ehe failure CO obikin any simh 1.7.3nsent, approval, authorimition di nrder or in make any Ruch rcOstration or IlLing ipp.ould not have a Malarial Adverm Effeci on UOLI or a material adverse erica. on the validity, hirgling effect or enforceability of this Agreethen1 or the CoLLateml Donaoerus or the ability of C 101.T to peribrin Its obligations tinder this Agreern.eni or any or the Collateral Documents_ Intellectual Properor. LAIL! warrants that it ha;, gond tilic to or the rigki# to ose all material oorapamy intellectual propedy rights and all material inventions. prnoesses. desii2ns, romulac: trade secrets and knimv haw neecssary for the oporatien rit 1:01,! RA.13iirim %idioxlt the payment of any royalty nr similar payment. 111_7 Compliance with Legal Requirements. UOL] has creraiied its busineas o7 compliance with all Legal Requirements applicable to LOLL except lo the exieni the failure to opeate in compliance with all ina.carial Legal Requirements would riot nave a ?...1 Erna! Adverse Ef leo. on U01...I or Material Adverse 12.1fect on the. validity, binding diect air enformahiliv cif this Agecracrir or the Collateral 1).ricirments. 111.3 'Avalon. 'Tigre argr c oitOtariclingjii.dgments or orcers against or otherwise affecdng or related rc ILTOLL LIOL.1. try 1-101.1. A2SeEs and there is no Eictiait, suit, complaint, proceeding chr investigation., admiaislpilive ur otherwise. that is pending or. to LIOLl's knowInclge ;hMalt..ned aunt,. if advemely detamincol. would have a Material Adverse Effect on 1.0]..i or a malarial miverse effect nn Inc hinding effect nr entnreeshiliry of this Agreement or the Collateral Documentq, except a ilNed in tie audited Company Tiorme ial Statements or docurrinled. by LIOLI to the Shareholder. T[T.9 CAS, _101.-i has duly arid timely filed in prop r form all Tax Rooms for all TatN required to be filed with the appropriate Regulatory Auriiprity: and has paid all taxes required to he paid in respect thcrereexcept where such failute would nra 'have a Maierial Aktirtiu F:rfeel on LION, exert Mimi if oot filed or paid, ate exueplionts) have beet' L1OL.1 to the Si-Art:holder. Bnc513 and Records. The heirikA mid records. of :01'.1 acekirately and Milli lepreseig UOLI l'tkidiams and its resialisoCopenAtion.s in ail material nhTests. .I I brokers or !Finders. Ail negainiions relalive to this Agreement and the transactions crinramplated hetek,y twit bets 0-arritd ON by IJULE urx.1.4or Lts AfIlliertniRepresrferatives in ecirinicticvn wirh 11.4 Wolsa411irktS conlemplated Agnnemurrt, neither [JUL.!, nor any of its A ffi I intos(Ttepremettatives have incurred any ObrEgatiOdi (o pay any. bookentge or finders fee ix other curomission in coonecticri with the transaction contemplated by this Agrocmcnt. 111.12 Di 3c1osure. No repmenmion or warranty of LIOL] in this Agreerrtemd or in the C:ollaewil Documeas and nu slatment in any oarbilicate furnished or to be furnish/ell by LIOL1 pursuant to this Agreement contained, coulairo or will contain nn the date such agreRinehr or certificate was or is dclivercd, 01 011 the CI ORing nine: artiw unlrue statemeni of a material fan, or omitted, omitiz or will Emit on such date to state any materiul MeNte,igry in order to make the statements in2de in light of thecircurnmences under which lhey were made, nut misleading. .10.13 Ho Undisclosed C JCR. I is not subject to rnakriiAl nubility (including unasserted. claims), absolute or contingent, which. is. ESA 31713%NR or which is in excess. of amounts sloven m re.s;thrwNI lot in [he balance ]ect L oelDec ember 3 I. 2019 other than liabilities or rtit mime llEunre as Ihose *et forth in COLE' financial Frtatement, and reaAonably iiictlrr t,5 the onlinury come DI' its business after December 3 I. 201g. .14 Disclosed LiabiliEiC5- All disel.c6,;41 by L- ELI shall be paid from VOL L's EtCZEILITIM receivable when and as is cane, sad LOLL than have [1.0 LiDIKEICEZ upon the TVer1!i0 merger_ Any disulosed ur undisclos shat b{ the. 9n1 c ohliptim of Fu, Symice of Certain Chanm. Since December 1, (H9, has nor,: (a) srurtrcd at, material adverse ehanj;c in its financial condition, asseZ, liabiliti.es or bisLriess:. (b) coratacted for or paid wry capital CX111314 trIWY (c) incumed any indebtedness of borrowed munty, issued or sold any debt ar equ ity securities, declared any dividends ordisolharged. orincurred any I iabilities ar ohtigarions excepi in the ordinary douse0 business as heretofore conducted; (d) mortgaged, pl, i i Or subjected tnk any lien, lease, sociality interest or other charge. CH' e nowohrsuiza any of its pr ties or assets; (e) paid any marcr;a1 annum on ally in.debtedliK6 prior to the dare date., forgiven ur cancelled any Engage-1a] amount on any indetiedness prior l Lh due date_ forgiven or cancelled any material del.:4.s or claims Of released. or waived any matcliai right or claims; (t) suffered any damage fo. klestri.K.:tiun LIF ur loss of any assi...ts (...Y.linther or not covered by insurance); (g} acs nired or disposed of any ass ets or incurred any liabilities OT Obi igaticii15:: (h) ilkad ady mftnents t hs aftliiaiesto EIEL9odErtca t1I Fried any money tO ..11Y parson DI' Gray. (i) furnled or aNaireLl ur dispuseil of any interczt in any corpotaiion, parlirmhip, limited company, joint venture or other minty; fj). entertd into turf empluvrocni, curnpimsation, rvunsuLti t or collective bargaining agreement or airy ulhtr agreement or any kind or nature with an parson. Or group, or modified co amei Khki. in ary respcot tl tet1115 Of any such existing agreement:. it) entered ink' any lather commitment or r.tin.saclifxi. or experic:nee any other event that retatcs m or art-Tect in an). IV Ay xi9 Aileen eat tit iransactiafts contemplated hereby, or that has afretted, c may adversEy affect !JO[.] Buniness, Gnu-winos, assets, liabilities or financial ofinditifin.„ or (I) amen.ded its Articles aC lnutrpordiun. or By-Laws, except as other wine onntemplatal herein. .16 E LF, A inn and cud:Titre of all conlraLls, tigreernents_ leases, 1:43rn m itm wits or other andel-A.m.:111'4s or arrangements, written or oral, express or ErnrAi cd, to which (JOLT is a party rir which it et ally of i(s pmpeily is bound or affected requiring paymerrts to or from: or incurring of ]iubilitins by., UOL.1 in excess of $L13,01)1.1 (the "Contrscts")._ The Company tra.4. complied ,12.4(h and perform LA in all material res.JK.etA, all of it.; obi igarions required to to peefeerned u Met arid is no( default with renpeet to any of the Cat-limas, as of the clatz batiNic 110r hi any event ixtimed lias arts heir cured whl:ch, with or without thie giving ofrtilice, lapse of cline., or Itorn,..would.4..onsiiture a default in aiLy ft$pecl here under.. To the be .k.wwiedge ref LOLL, no other party has failed lo GoEnp.ly with ur perform. in all = mid resixos., any of its obiigatiecs required to 1ro Nrrornaed under or is in material default with respect to an). Rich Catarnta, as of the date !wooff, nor has any oxiit occurred which, with or without (he gising of nofice„ lapse of time or both, vhould constitute a material dcfau4t in any oesped. by such party there t e a. UDLE krienv6. of end lsiU no re-uson Lu beLieve that there ila-c any facts or oineurrngtanceRwtrieh wcsuLd make 41. Material default by any, party to any corrtiset of obligation likely t occur t by un1 I.43 the date hereof_ 111.1.1 rind Licenses. LOCI has ail certificates f kleeivftney, rigivir., permit& c.e.rtiricArn, ftunehises, approvals and other Farthori7ations M are re.i.icaliDLy ntcAz.v.Lry 1.0 conduct it Litizincas and m own, lea w, use, operate aild OCC:tipry ill insets, at the plaem and in the manner now cOndi,icted a Operalled, excepl those the absence of Which would nni materialiy a/vim-R.1y Affect irs bkrainess. LULL has not rceoivcd any written or nral nrwice or claim pertaining to the fikiliare to obtain any material porrnit, certificate, license: appraval r WW1' iarthOrization required by arry rederal, state or Local-age:My OF other regulatory hix13., the fail are orwhith ti obtain would materially and adlier3ely affea LIS business. 11.118 A53kIE Noee,Rsar:: m Runegs. IrOU owns or lease,s all properties and asset, real, pINSCH1E1_ and inixcd: tangible arid intangible, and iS iNay to all Licenses, permits and other apecinents neeeSSery' to permit Li Le entry un its bq&iness as pee tin NYncluffEcd_ I LI tJ Lahor Agree mentR and LahrjaPagial, E_IOLlbasmi wile:A.02e burgaining or union contraela nr agreeine.03. 1101 i in utimpliance with ail applicable laws respecting employment and ealtptOyrnenl. practices, terms and candifiLlos etnplarmenr and wp* aki kills% and ;s not eugmgeil m any umffiir !Elicx practices; there aze nor clarges of d i.crn ur imfair btu- prarLict thargre or complaint a_pi rat VOL. [ Md.* or 11krezened before LTny pverrantrrial car FtgLitatory agney or authority., and, there is lobe r' strike. 415pu(e, lowdawn or h-toppago EKtually proding or threatened wins( or.a.ITociinLIOLL ErnplUyInent_ArriaiLT,rnents. UOLI fins no employm.mt OF consulting agreemonts or airranglicals, written of oral.. which arc not tenninahle at the will a: W U: ec any pension,. profit , DpriOn. .13ther incentive plan, or any other type of einploy hied. bcrieRL plAri ;is ekrined ICKLSA or otherwise_ or any obiigaifion to or customary arrangement with ern ployet-A for byrnisigs, incentive cumpensaifion, vacations, severance pay, insivaree or other nenefitc.,1CO employee is in violation of any emplityment.agitiement or req,trictilee ARTICLE IV REPRE:5ENTATMINS ANTI WARRATCHES OF 1111E SHAREHOLDER. the Shareholder represent and warrant to 1:01,1 that die statorteas woleifficid In this ARTICLE Pd Olt correct .and complete as of the date of[hia Aweernent and, except &R E.Nrovided in Recline' will he correct and compleit asof the Closing Dade las though made then and as though ho C.14-igin8, Da% giik361j4iited Fur L#te date cie this Agreerntri thioughout this ARTK LE lip', except in (he case of reiXeSentiktions and warranties stated to be made as. of the date ofth is A.Brecruerit iwaR of anntber claw ozbil except ihr changes ezotemplated or permitted by the Awe-merit). IV, I OP'VtitatUjoal QuoilificoLion, The S.botehuldrr hAwe kill requisite peower mid authority (Gown, Inc add uSe Asia troage assets as they kiM cnrrenaly owned, leased. and used and to conduct it INtithleSS OS it is currcnity co/ducted. he Sharcholder aro duly qualified or licensed to tin hi.i5inm in and arc each in poi sianding i i via. jurisdiction in which the character of the plopeaies owned, IDB-91:d crrii ed by i# or the nature of the activities cundorted by 'rt rnak such qualitieminn nece.qwy,. except arty' such jurisdieliun where the faihre to be sa qualified. Cif likenSed and in good sEgukding vokiklid not have- a "Material Adverse Effect on the Shareholder or a lvia1eriLLI Adverse 12.1fect on the validity, binding etliaet or enfarceabilit:.. of this Agreement or the Collateral Documents ar the of I.JOL1 c'g the Shareholder to relfornt their tit iEs ulaligatiuns undu this Agrement or any or the Collakreil Donurient.. \1.2 Capital ip.allian, {a) The authori•z ed capital stick ofAsia image is 1 chaste elf cant mon sock.. All nits[at]ding shares ot.Asia Imago Corn man Stack arc owned h!.. the Shareholder, cotisisting of ant shot. Asia image has no shares of preferred stc•ck. atiffiarized. The .11art of Cummon Stock is duly isnupi and Olittqtanding, and ha been. duly authorized, iEsand kUld aivs4arding arbi billy paid and nonassessable% which shares is excharwd hereby, as al-h-Fve providul_ {h) TIIN i outs had ing aulliori l options urrantb, purchase riuhts. prearrupthg,.. rigf ids or Ober" cOntr-a4ES or color' iknenu lhia could rewire Ayiu riDEI or any. of its Subsidiaries tu h5L30, sell, or oLIkrwise 1.--ause lo became ourstandini; aw of its napital mock err othcr ownership intaregrs, .(c) Al] of khe iss vied outstanding aharn of the Asia Jrnage capital stack have ken duly klilLipprizDd and are valid] iEELJEd STA outgtatbii nit, fully paid and rigon'amssable (.:it'll respect to Subsidiarim that are eorpeeafions) arid 'haw been issimi ifl curripliiime with srppl icitbk securities 11.11*S and miler applicabk Le II Requirements. .:3 Ai:K.136v and The Shamholtier have all requisite p3war to execute and dthvcr 4o perform his obligations under, and ED consummate tEIC trallSagtiOJIR CCilltelllplaudi by, this. Agreement and the Col lateral Document_ The execution and delivery by the Shareholder and the perforrnkinxe lay the Shataholiet u .heir 43bligatims under., and the consummotion by the Shareholder of the tffinsnurithi. writemplaied by, this Agreement and the Collateral .Documents have been duly inithurized by ail requisite mica of the ShatebeLder. This Agreement has heel-, duly executed and delivered (omuming, due execirliou !lad delivery by [he Sharehohier) is the legal.. vkdid and bin lin 0151011cm of the Shareiiolder, enforceable in ae4x..5rdance with its b:rms ty..ccot that such. enforcernen.4 rna!Y sulject. to (i) bankruntoy, insolvency, reiNganizErtion,. inuraoxiura. cir other Molnar laws affecting or rela.ting enthreement of creditors: rights ameralLy and 0) general equitable prineiplef,. 'Doan the execution and del ivory by the Shareholder of the Collateral Doctan ents which they are a party, and assigning dm Pie4-1,rtic..1) axiid delivery thereof b the Gales oat-Lies thereto. Lim Collateral rAnenrnews will 1 the legal, valid and binding obligations, cafbrezuble en accordance xwdlh their resixefive terms except that such enforcernebta may In slit!j te1 to ii) insolveay, recegnnization, n'orarornitu or other Sift) i lar I aw arrntlalg or "vial Lug 10 eilforcedrimil rights gerterall!f and (ii)gefievil equitable priucipits. I V.4 Nn Breach cr Violation, to obtaining thc consents, approvals, akylhorizations, and orders of FIrtd "looking the registrations Er filings with orgivi.og auLims Lo Regidalory Authorities albJ Persona; identified herein. the execution., delivery and rerCormanee by the Shareholder of this Agreement and th. Collateral Douala-1Es to which they ELK a party and the eonnurnmation of the tHELsactiong contoli plated. hereby awl thereby in SCCOrkiailea With LFle terlrig And UNICliti4111; hereof arid thereof, i nal and Will not conflict with, constitute a violation or of, conFtitalc a default ix give rise to any right 0 I- termination ar aced:cc-elan of any right Or ciblig,Ition of the Shareholder under, .1)r DUPLA in Ehe L;renlion ur imposition of any Eleillnibrance uvem 11 property' of the S.liorehokLer by reason of the of (i) the articles of ineorroratim.., by tuirie tar other chartt•r or cirganimrionaj document of Asia Emage. CO any coritml, agfterrml, Itme, indenture or other ingtrurnent whidt any the Shareholder or Asia linage are a party or by or to which the Shoreholdet Or Asia Emoge or property may be hound or $nbjeer arid a violation uf which would re;sult in a Material Adverse Effect on.the 511 areh older Or Asia Ern age Laken u whole, ) any ordcr, judgment. inj tIrtell.r.m. award or decree of arbitrator cv Regunilury Authority or an qMl.rle, law. rule or reguialion 12930 cable to the S.bnalkOl.dler ur Asia lmajsc it (iv) any Pennit of Asia. [i iirsubsidiiuy. which in the cage of i i), (iii) or (iv) aboyD would have a Matoial Adverse Cfe tan Asia Image or u material aivettse efl-eci. on the validity, hi riding effect or eofOreeability aI this Agreerm.m..t or the Collateral Do Gimecits or the ability of the. Shaletioldtt or Asia l.muge to perform its obligations. hoNIMOCI Or there under. P1.5. Cunsrnis and Approvals_ Except for requiremeras under applicable United. Sulks or stare: securities laWS7 aulhorizatiod cr Order of, re4.stration flr filinz wilt', or noti% 'to, any Regulatory tiny oiher Person is necessary ko ha obrnirietl, 311441..7 oTglyen by the Sher ehalder itUarnteolinn vrith the executor', delivery and ricrforinanM by tart chi. Pi.reentenl. Or any Collateral Documents or tar rhe conKumination by diem of the imsactions contemplated or thereby, except to the extent ilie failure lo obtain. such cvnsent, upprova.1, authori ration or• ordcrort mde SiAdt regiAnition Of filings or lo give E•LALh natic.c would rim have a Material Adverse Effecl. en the Sharoliolder, in the s w ept?, 04 a material adverse eJTe on the validly, binding elect or enfriresabilk' o r this Agretiricul vs the Cultiern1 Documents or the al-ri3ity ofthc Stiarelleild.er co peribriri their Obligaliuos under this Agreement or any of ific Collateral Document,... V.6 curn_pliarico with Lc1aL Requirements. Asia 1.rnage' 1: W rie5s uperateti in compiiance vbith all roateirial Legal Requirements including, without IniLation, art Securities Act applicabLe to Aga Image, except Ica Ibr exienl the iiiiture tie operatic in compliance with all material Lesal Reouitemerrts, nuf have dt IVIRlcriul Adverse Effect on Asia Lmeige or a Material Adverse Effect on the valid*, binding effecll or itnrocceability o! !his Agreement ac the Collateral Doeutneops, J V.7 Litibation. Tham are nn routscanding judgments ur orders against or othr:rwist affecting or related to Asia Imaj3e, or the hiniebev. c,r and theN L. no Dution., suit. complaint, Firm:ceding or investigation, actininiAtatiwe ur oLhewlse, that is pending or. to the hosi. knowledge of the . thresitmeet that, That bus riot been disclosed and if adversely d.eLermined: would have material ad Ver5r3 tf On the validki, binding effe4:=Ic r enfaortabilily or this .kaTerinent or the Collateral Documents. W.ff Oidirlaity c4•111PX. Since the date oL its must recent balance sheet, there lam runt been any MC:LEN-me, event, incident, action, railLge to act or transmtion involving. Mja image, *Kith Ls bkeEy. individually CI in the 2(Lgreptc, co have a Mr vial Adverse EtTe0 ori Asia Image. I V.91 A59016 and. Liabilities. As of the date. of this Agreement, neithez Asia image not any of its Subsidiaries has any As.c.%a ElDbilfty. incept for the ‘i) Liabilities in the lialunix thee discEnsol a LIOl.,1 through the date hereoiand (ii) asdesorilsttl. hi Exhibit A, mulched hezetu_ Taxes. Asia image, and any Subsidiaries-, has duly arid timely thud in proper tbrrn all TaK Rains for all taxes required to he filecl with the approptiate Governmental AuLhurify.. except whffre such tail tire to. not have a Material Ad verst. Direct on Asia [maga_ I 1 Books at)d.RNurds. J he bouks and recurds of .A sia. Image and any Snhsidiarieg accurately and fairly rep.rmerot the Asia knage RILSirlegg and ft5 ramittg of averarionR i a all material respects. All amounts re elk ble add inVettleay Uf the Asia. troop Busions are reflected properly on mall books and records in all material respec&._ . L 2 Financial and Meg information. To the k.now1edge 4,:.urrera management_ A.sia Jrnage tinaomialNdo nix coniai a (di riKI Iw (le bX litcorpootion tiy referenw) any untrue stuiement ola material fact or omit to Flwe material fiwk required ki I staged therein or nixesl ary to make the statement. thercin (or nicer steel thereio by refer r, in light oaf Lhe circurogances under which they were or will be made, no( rv.13 brokers ar Finders. All negollatiorts .relntive to this Ageernent and the transaietiam calm-RAI:Led hereby Lave hixn curried oui by Asia Image .andior its AftiliataVReprosontaiive. in connection with the transactions conEemplated by this Agreement, neither A.sta Image, INV Wry of its A ffiliatesfRepreseglativis have ink:on-led any obligation Eo pay any hirukurap or finder's foe or other coiturdssiuti in conntstion with the transaction contempInted by this Agreement nisclostre. No represectation or warranty of the Shareholder in this Agrif4COM or in the CoLlmeral Documents and mu statuncat in any certificate furnished or to he furnisl-Rd tho Shareholder pursuant to this Agreement contained, oilman-sq. -ra. VIII contain on the date Rich 2.greffrnent entifw_ato was. or is del ivereit noon the CI osin.e. Date, any u ntrue stmernent of a jrweria] tiet_ ar om itted. orniEs or will 0151it on such time Ea slate 211:F in sti l fad' rleCeS9rry iri min- I.43 mac ciatDracruts. made, k tiErAt of the eirommarges mode! whia. they were made, mot miamding. IVJ:5 Fil i r s, Neither Asia hnsw nor the Sluareho !der sire subject to filings n:quiparl by the Secur5ti.fft- AQ4 of 192.21., as amended, acid the E.Icchunge Au of 1'934, 29 arneucLed. Once Asia lraage =pings control of UOL I, Asia lma.e anl the Shareholder make required lubn.rsaide arid no sue]) filing will uuntain any iNktrur staLemerrt of a material fart or omit to state a material the[ ne.-r-Fsliry. to make the garment% made, not in islaading. _E 6 Conduct Prior to lbe Closing Date, Adis Image aril curidu0 its business in the nem ai course, and. sloll not sell, pledge, or assign any assets, wilkul II-rr prior written approval of .T, except in Ihe regular rJouriA' of buNiniin.& EArtrpt kte.otiwrwiqcpnyvidi lik-re in,. Asia Imo Arian nor amend Et9 A rtieles of IncorNrai inn declare cl;. wvi.l,l. tri,_, ri ,xI_igurn Ljf NOI qui;1{ car 411 her urine , acquire or dispose of fi..c.c2d aSNULS., change employment terms,. cater into any material or long-term comma., guarantee obligations of any third party, settle or discharge any matetiat baiarlee sheet reeciv-ahle for tem than iEs si.Tted amount, pay more on any liability than its gated amount of enter into ahy othar lransatiion other 11m9. in lite regular Couftofbtisinexs, AlInCLE V COVENANTS OF LIOLI Betw=ri the data rif this A grwment and the Ciosifig Wm! V, I Add.11b11.11 Inii3rmation. LJOL I shall provide to the Shareholder JAI his kepresentativm such financial, operati nu and oarr documents, Chla.a_rid infOrrnaLiOn reLa1ingtr.3 LULL L OI.i RLniFicEs and LlOLE' assets and liabilities, ri the SharehoOldff 01 his Representatives may rc-ssoriably roquegt. ril aildition,120[.1 shall take all action necizsmiry to eftable the Shareholder and his Repteecntafiva3 to rcview, irspeci aid review. LIOLi AFseLs, LIM. I Hu_sines5 LiAbilhies of UDLI and &slams them (.1101,1-5 officer3,. tlpl sees, indepetadett aocounaintS, customers, Licens m , ana munsel, Nnnyithgairrling aily investigation that thg Shareholdurnoy Oan-duet of LOLL LIOLI Business. UDLI Assets and The Li Ti litk.s. lit' 1101.[, the Shareholder may filly rely oil LiCILrs. warriirnicH, LovenkinrE and iniernniiiEe.. set foltli in (hEs Ageenefil. .2 CA-144.001_416 mals:. As sum as practinthfc atior excuurno cof this. LOLL shall use commerchily reasonable efrorls to obtain any roecssary consent, appnaval,Aurhorinitioct or car du tualEe any ttOSI.raliOn or filing with nr give any nob= to, any Regulatory A.uinority or Person as is requimd 1.0 be uhlxincd, made or given by 1:011.1 to con_sfinini ate the transactiors. coniernplatecl by this Auertngrit and the Collateral Deaments. .3 Non-cimunivontion. IT is understood that ifi connection with the u-grnsaetians eca-dcmplatecl hcruhy,the.shEtrol-a-Ader have teen and will be seeking ro fled investor& wit ling to provick loans andior ceOtai invefilments 10 finance businn.:t. plans. In Donnection thcmulth, 1..10E.1 will not and it witE mise its Ctirclori, officers, employeal, agerrrs and representitivec neat to AtrKripl, ditrCay cif indirs thy, (i) to contact any pare introduced eu it by the SharehoEdet. deal with. or otherwise become involved. in Any tranmclion with any pony which has becnintrcduccd to it by the Sksartholda, withOnt the express written ptcmission of the introducing party and without having enter ed iTno ce.-Yrnmisgicin agroem tnt %vial the i ntl-OcItIC it-1EL perky. Aid vii5.1aLibn of the covenant shall be dcamcd an aitampt erg cieCkrhl yap!!! !he Sharehubien. and the pity se viotafing this covenant shall be liahke foEr dainage6. in faveir of the 1.:.in;larrivented party. V. Nei From .Eiad ei.Oer the dale of this Agcernerit until the Effective Time or teiminalion elf this Agreomeni parsuzirit to ARTJCLE X, 11.10E.1 will not rtni. will it atuthorim Nrwrit dory of ilk officers, clircctori, or eMpliFyCL'S Or any investment hanker, attni-ney or other • or rcrircscniaitive rataincci by ii, dincrly cir indirectly, (i) soCich or iniLiatn the making, is6i0.11 r afiriouncentent (Plan), ocher acquisition proposal, (ii) parlieipato in my di samions or negotiations regardiri& or tiEmish to any per9on any natipitblic int-V.1%100h With respeci LO hay other acquisition properal: (iii) engage in diXUSSItins with ally Pierson with respeo lo any ether acquittion prnposal excqx as to the existence of the-se priairiaions, (iv) approve, endorse or mcorriancrid any other acquisTtinn prnposal or (v) enter into any fetter of Laren[ or similar doctunent or any contract agtement or Grimm irment 0.00.t tinplating or otherwise relntiic, any other acqunsition 133-cipcsai. V.5 Notification of A g ree Cha n . The Company shall pirmintly notify (hc Shareheikiecr 1.T1 any material adverse Change m the conditioo (financial or of of UOLE. .6 NotificKiOn efeettlill Matters. The Com ply shall pnkari3y notify ilte Share.hukitr of any fact_ • rircuinst m e or E'llaleat kfLOWEL Lo at that is reusurkubly liktJy to cause UOL I to be rinabLe to perform any Of L1s 00werlaniSCoriainitd herein or any condition vrecedant in ARTICLE 1II 1.1Mto 1-c sa(isfied, tar that. if a wn on the date of ibis A peel-mat, would have been required to 17t disclosed ro• the Shareholder pur r to this Agreement or the mcistenec or occurrent e• 0.1-witith would. cause Fin): Of VOLTS represcrrtalians or war.rangiar. u is er 1.111.$ AgEt47ELffLt not to beton.= aridkir ozgriplete. The Company shall p iae prompl wrillen notice to the StLarch.oldnr am), adtierce Elowdefancra musing a trEaart Of airy of the representations and warranties, ip ARTICLE ILI as of the datc made. V.7 The csunparry- Disclosure Schedule. For purposes of delermining the satisfaction of any rrf the tiO 1110 obLigationa of the Shareholder in ARTICLE YL], UOLI disclosures shall to include only (13) the i nrctrrriaricin therebt on the &in ot‘thi21 Agreement are (1.) irtformition rintwided by written supplements delivered prior to Closing by UOLI that (i) arc arcepoxi in writing by a majority ofthe Shantoldet, or (ii)refLect aetims Oakcn or eVerliSOCCurri-og aft the date hereof prior to Clueing. V.8 State Statutes. .:01.j and it Board °liniments shall. Lfany state takcovcr gtatuto or aimilarlaw is or becomes applicable to the Shale .E.xclaani this Agecracat or any of the transacTions contemplated by Otis. AIPME1111111, IE:E•Cact ECHSEOT12bIC CfrOrt4 try ilrgure that the Share ExchitrAge and. the other rransaCtiorni conLempIutecl h.Le this Agrecntonc may be conwokinal'od as promptly a= practicable oil the Itmis ciantempialcd by this Agnacmcitr and otherwise lo minimize Lhc el-feet or Fuel statute or regulation co the Share Ewhartge.. this Agreenttni. and the transacdcatr. corrtemplawd V .9. Crindixt of 8 acinzas. Prior to tIi Closing Dote, shall G.:13(141lia its busininss in the normal zrurSe, and shall not stlt, pledge_ or aaApi uny asset., without fro Thor writ-ten approval of the Shartiiolden except in dic regular mum of hoirtins. except as otherwise prowitled herein. .shn1.1 not amend its Artick' of Eneorporatioo E:tylaws. ckdei diyidtads, ItlietT31 or SDI! Etr'gk cc utlicr sccuriric,s, acquire or dispose of fixed assets, elia[igt employmerg leans, enter into arty material ur loniz-.con contract, guarantee obligations 01any litin3 puny., settle or discharge any material balance sheet receivable fir le-3S thim ilS staled amount, pay more on any lid:di:1'1y than its Ktal.ed etriannt, or enter i MO any .0thizr irmiatitiun other am in the rr.guLog coursc husEnm. V_]U Ill-inv. Until closing, VOLT will timely rk ail reporls and other -EICIZEADTAS relating to tic operation of UOLI required to be filitd, which repurils and. other doturnetrum.do nra and will Plot corttain any mi!Ntateinetti uJ'a mutt-Hull fact, and do not and will nor ornit any material fact necessary to make the SLEUementh therein not misleading. Ann OA. VI COVENANTS OF TH E SFr A RF.TTOLDER Fklween Lb due cat this Agrement and tiw.CLosing Date, VI.] Additional ktbratation_ T1/4 Shareholder shall provide to UOLI and Its Regeesentative,s swab financial, operatiug and other documents, data and information relating to Asia !maw., the Asia Image Rusiness ard lb: Asia leriafx Amts and the Liabiii4irs of die Asia Emage and it. a9 DE its. ELL.pyri,alintives man re-asouahlw requcsL fit addition, the Shareholder shall take all action nocessary En enable iblail and Its Representatives to review and iaspeizt the Apia image Asets. the Asia laitagt Duiriess and Lbe Li.abilities of Asia imago and discum dim with 1...101'.1'3 otfiects, :*11PICIYeeS. independent menuntant9 and moire[. 190twitStkinding, any invcs.dgation (hat (JOLT niny fe011bituutur A.sia. Jrnage, the Asia Tiniye FILISiDeW, the Aia..linag,u Assets and the Liabilities of the Image, LIOL [ may fully lety an the Shareholder covenants and indemnitias set Falb irl ibAgreitment V1.2 No SCo]iCiliktion... from and afiffr tkic date cif ed..; Agreelneill unlit the Eifel:Live "limo nr termination ot`thic Agnxinent pursuant to ARTICLE X, the Shareholder will not nor he authori2e permit r Of Asia trhage' oftliers7 directors, affiliates or employ. ees or inly inuetirnent lxinker7 or Gder advisor 01 tCpfmenLali...re retained by it. dinferly or indircctly7 (i) sotich or inid..He t.112. In WIN: 50[11'58k :3D Or announetariml of any other zu3quisition procenal, (II) participate in -any diartmior.k. or InOliations Tegardinul, or furnish lo any Frson any ItOn-1301.1.0 InfOtfliati'm with rapeet to any ulher acquisition pro sal, (iii) engggein cli9CUS5iOnS. with any' Person with wsputt to may 01.1141 &quisiLion prnposal, ex opt as to tlige`Z,'4 Lit o f theSepr011iSiaile, (iv) noncom endorse. nr Tecuirunetid any other aoguisitiOa txoposal or (v) enter into any Jetturorintentur similar document or arry uontract agreellaCne or commianent coniemplating Of odierwisu M32:1iNE 1c Filly olhor aerviisicinn 15TC/INIWIL VL3 Noll tleation of Ailaii.c climppe. The SE12tehelder iIL peurnpliy nutify JOU of any material adver9e change in the condi:Lim (fintuziol ur ulhen.vise) of Asia Image_ ..4 Culisents kind APPiultak. .As :wen 15 praglioble alter execution of this Aget-rwrn, Li-re Shareholder Ella!! use his cOnirtlerCialb. reasonable efic.in to chain ncematy cnnsent, approv.4 authorization or order or :nuke any registration of till n. with or give notice to, oin. RegulaLory Authwity cxr F1'eri011 as is squired to he 1613i Red, made of given t* the Shareholder 1u. Dunsummate the ttakcactielaS contemplated by [his Agreement and the C01.12.aa-aJ Docurnerrn. NViitirzLion of Carta* Matters_ Tha Shareholder shall promptly Doti c.,fany 1wt, everd, circurns-Larux or action known to hint that i5 ral9sonala,tv likely to muse Asir illIZgC Lu. be :61C 1G ptaurrn any of its covetrIEWILR col-mimed 'herein or any cOgir1ili011 prftedent iCniPtio bU salfisflod_ or that. if known nn the /late of (his Agreenlerit. would have been required DJ be discloscil to LIOLI pursuant orn the AAreernent Or the existent. ce ur rxuurrtncrs of which wnuld cause the Sharellnkierr re plac.entatIOIS of warrantim under this Agreement not to he correct andior or5rnpl Me, The Shareholder shall give M11 written nctioe to [.10L1 of arr..,1 adverm development CO.U5i3Lg a breach of du.y u r the representations and warrarrties in ART]0...F. TM Agin ftnagaReutliee Surrlloary. The Shat h' shall, hum Elmo to time prior to Claqing: tJuifrplerocril. the Asia [mega business plat with additional information than, if ereigtinE nr known ln it on the doe of this AErecuient7 wnuld have. how required to be. included 'herein, ARTICLE Vii LQX.DITIONS PRECEDENT TO OBLIGATIONS OF ASIA IMAGE ANT/. THY. SHAREHOLDER ALL ObliEations of Asia irriagc and the Shareholder under this Agreement sha.31 k.5unieet to the Inient at nr Frior to C7105Jng of each of the following cord trims., it being 41ndersbood that 1.1.e. Parties may., in heir sole accretion, En the extent permitted by upplic-ati lc Requirements, waive any oralL tif5UCI1 COIlditiOta whole or in pit_ AccUniev of Represenratims. All repttsennions and warrantic of tic.)r.i contained in this Agreement, the Collatcral DOCubleilta and any uertiJ is ate delivered 1)y any of 1101.1 at or prior to Ckv-401.g. Shall be, if sptvifically qualified h) materiality, true in all respects tired, if not No qualified, shell be true in all material reS W LS, ut each Gast on and as of thou CFoRing Date with the same effect as if Mai;10 on and as of the ClosinE Date, except fir representations and warranties expreisly slated to be made as of the date of this Agnxincra or as of another date oLlber than the Closing Date and exoe-p1 fur changes contemplated or permitted by this Agreement. The Company shall have delivered to the Shar-eholder a tcnificate dined the Closing Date to the foregoing effect. 1I.2 Cmcnants. :01-1 shall, in all material ruipecls, have perfumed and complied with each of the covenants, obligallces and agreements contained in thk Agreement and the Collateral Documents that are. Lu be performml Of CUMplies.1 with by them at or prior to Closing. COLT shalt have delivered to the Shareholder a certificate dated the Clusing Due to the ihregoing effect. V11.3 Commas and Aprrnivals. Al] consents, approvals, permits, authorizations and orck required to he ulmained from; ntld all registrations, filings and noliues req uirral to bc rrniale wall or Riven to, air Rezolatnry Authority or Person as provided herein. .4 Delivery of Document. ii01.1 540111 have delivered, or imused to be deliyered, to the Sharcholdgr the following documents: ) Copies of UOL I artielm of inonrporation and Bylaws and certified resolutions of the board of directors of LIOL authorizing the execution of l hi3 A .reenitlki and the C'o daterul Marne= re which iris a part' and the consaini !nation of the trans buns euniemplEted hereby and thereby. OD Stich other documents and instruments as the Shareholder may namonahly re goest: (A) lo evidence the accuracy of LIOL I's refa scritactiortl and v...atffintieR under this Agreement, the Collateral DUCLIMMIN 213111 any dneumenN initnArnenri. or certificates mitiltecl to be delivered hereunder, (13) IV' evidence the perfoeiname by 1_: Oil of, Of the compliance by t'OL.l wittc any u m:inapt, nilligalior§, condition nod agreement to he performod or cronpliecl with by flOL.I under this Agreement and lhe Collateral CIFJCumcnts., or (C) otherwise facilitate the consummation or perfotmance of any of the itaimactimis contemplaxl by (his A grecTnent and the Collateral Documents, .5 No Marerial r1 dvetze Chan t& Since the date hertoC. the yLiall have ly,xti no material adverse change in UO[.T sages Business or the financial condition or opennions of LIOLl, taken as a whole. ARTICLE VIII CONDITIONS PRECEDENT TO OBLIGATION TS OF Fir AN D 1:101„ I All obligations of Fu and LIOL] under this. Agreement shall be subject to the -fulfillment at or prior to Closing of the following conditions, it being understood that L01.1 may, in As sole clisu'telion, lu the Went Termillted by eipplicuble Lepal Requirements, waive an) or all of such Dunditions in whole or in. part t AiNi.inicy of Representations. All repmernationrs and wlirretrities of Asia Image and ilea Shareholder contained in this Agreement and the Collateral Documentc Fuld any other document. instrument or certificate delivered by Acid Image or the Shareholder ut or prior to the Closing shall be, if spzcificaBy quidified by materiality, true arid correct in ail respects and, if nut so qualified, shall be true and correct in all material respect., in each ease on and as of the closing Date with the same effect as if made on and as of the Closing Date, except for representations and warranties expressly' stated to he made 06 of the date of this Agreement or as of another dat.c. other than the Closing Date and except for changes curiternaLaied or permitted by this Agreement. V1112 Covenants, Asa Image and the Shareholder shall, in all material respects: have prforrned and complied with each obligation: agreement, eolienarrt and condition contained in this Agreement and the Collateral Dcgumerrrs and required by 1171 s Agreement and the Collateral Documents to be perfOITIMI or coui-plied with by the Sttareholder at nr prior to Closing. the Shareholder shall have delivered to LIOL1 -a certificate dared the Closing nape Cote foregoing effect. V U1..3 COMSCIlicl and Approvals. ALL consents, approvals, authorizations and otters required to be obtained from, and a]] registmlions, filings awl notices required to t.R made with or given to, any Regulatory Authority Or Perrin as providoi 1rarein [11.4 E el of Documents_ Asia Image and the Shareholder shall low executed and deiivered, or cused.tri excentl awl delivered, to COLE the lave, ins dmurnents: Documents and instruments as IJOL1 may reasonably requese (A) to evidence the accuracy of the repmencations and warrarnitt, of the Shareholder under this Ay-ixmeat and the Collateral Documents and any documents,. instruments or certificates INULTdi to be delivered hereunder,. (11) 60 evidence the perfunridnce by the Shareholder of, or itte compliance by the Shareholder with, any covenant, oandition and agreement toile ricrriirmecl cr complied with by the Shareholder under this Agreement and the Collntmil Documents; or (C.11 10 °th aw ise 1.1Kilitate the consummation or perrermanee Of any of the Ltartmeliorts contemplated by this Agreement and the Collatezal Doeumel)lfh, V111,5 No Material Adverse Chance. There shall have been ral material adverse chankw in the business, financial condition or operations of Asia lmage and its Subsidiasies taken ta. a whale. [11.6 Nu LitiKation. action_ suit or proceeding shall be perang or thmatened by or before any Regulatory Authority and no Legal Requirement shall have been enaemd, promulgated ot issued or deemed applicable to any of the transactions contemplated by this Agreement and the Collateral Documents that would: (I) prevail consummation or any of the transactions contemplatr-d by this Agreement ail the Colialeral Docoinients; (ll) eahist any cal' the transactions contetnplated by this Agreantent arid tho Collatera.1 Documents to be rescinded following consummation; or (iii) have a Material Adverse Effect on .1Uia IX Ls1 [-KAT ION iudemnification by (JOU_ 1101-F Oa indemnify, defend and NOEL harrnlais.(i) the Shernholder, Erny the Shard101cie3 aSSigILS iiid SiKuMKITs in iniunst tn [DU Shan% and Op each c•E‘ thc Shamholdcr, menglers, prthers, direetcpm. ullicers, managers, eiripl ees, ageals., iglOrncys and ropceseilialkeeS, from ark against any and all F.fir,ce3 which fria±1 be ktcurrrd aJr suflimxl. by an.:.1 such pally mid whirl may arias nra of n't ral.111 tank any breach of any material Tcpicsniatian, tryienanl nT agreement of LIOLI contained in this Agremcr_ All claim! to be assorted hereundta emus# b n fcg the lint nnedversaryfl F Iho Clnsin LX.2 n2121nnifiurricin by the Sharehotder. Asia lenage and the shEnthnider Elial I indeffirt*, defend .and hold ItartnleSS [JOLI from and neA jag my and all Los!; s vitich may he incurred 4f offeired. by l i ng such parry Nrew and whieh nary arise ow of m mutt from ante kifteacti, of aivy roprocntivion, itfaeLLy, COvenand. ur agreement of Shatcholder c.oattained in this Agy.eeroent. All dilass [u be naorLaE hcruundur must be made forte first anniversary or LI-0 ciosins. Dc3 natio to inLitifiniiVing Party. le.uny Fay (the iimmnified Thi rryl Nceives notice uC any claim necdlaer DUMMonecrnorrt (firmly ac ilan or ])rneeding %vial re4lec 10 which my othiff party (or parties) (the "Indmnitting Party") is ohligale-d to provide indemnification pursuant to Sections .9_1 or 9,2, the [ndennilled Party shall rump* Kivu the Jratinnifring Nati waft t.en notice therwf, which no(ke shall specify in reasonable dasi.1 if known, do ahlOurrl or an eslinpate of the amount of the I iabilay arising hurt firm and tbw harLs of tile Such rmice shall k a cundiiion. primadent to Erry lrideirnn lig Party for in&niniiic-alion 11EXCancicr, but the failure of the Tridelnb Lied Pony to give promo notice of a claim shall not adVeMely a.ried the huimikniGed Party's rieg ED indemnific.afion hereund.er pules& the deferist4t Ihi:31 claim is matetially prejudiced by such faillu-D. The Indemnified Part .3. nryt c4.Yrnpvcrm6se any cLairn by a third party tor which it is entitled to indeirinificalJou hereunder bout the prior written consent of the lndemnifyirq, Party (which sits 11 iiOI b>~ 1.111mtiunEibly withheld or delayed) LIFLIIM9 wait Shalt have burl instituted st.pinsr it and the Indemnifying Pally shah not haws taken ebritrol of such MIR atter notification thoeof pn3vIded of Seaton. 9.4. I XA tkfense by Indernnifyinglarty. Ificorittectioimith any diun L ing rise ts indemnity hcmundcr resigthig Fri or erriSing.Ou[ cif any claim or le a! proceeding by a Pawn ciao is not a party to, this. A areerrhent, the Endemnilymg Party at its soils cost and exponse many, upon verimen rimice to rhe Indartruified P.Firty,ISSItlftih.e defense of arty sirh claim or legal pnweeding (i) if it acknoviLedgcs ti the Indemnified Tarty Iii erlii0E, it ubJLjaLivaLu indenmily the Indemnified Party with respect DO all el.eitedU CIf surh claim (schicct to any lirnitsEions on suall iiahility ccintained in thER A arciernefit) and (ii) i fit Firmidm SERIMELilea$,, rea.:30110113' 5.1:1EiR1adoly to the Lndentniild Pariy, that •k will be itzumcielly abk to satisfy such claims in full atm same are decided..Euiversely. [f ttic Indra-nnityi rip. Party Fmurrici the deferiso of any SI]d5 claim or I ogal procecd ins, it may tise eOunsel. of iU choice to prusecnie defense, snt4ect to the appnyirli of sLich couctsei by the Lnde.tnnilied Ku-ty7 which Eipptowal shalt not be unreasonably withheld OT delayed. 'Earn indemnified Katy shall be crtiElDi to participle in (hut C:Oh[r01) [he defense of any such adica, with its counsel. and at i is avin cxpensc; provided., huwever, that if rho Indemnified PeIny, in its spin disuretiam detanriirie$11r 1 Elirre exists a conflict of interest ibetweer, titio 'Indemnifying Party tor any zbastimont parly thereof) aid dr indemnified Pari.y. the Indemnified Nit.. (or any cons-tituarrt parr: . therecif. shall have Ific right E1 engage seriarade maw], •lho ewsurinkile costs and expenses of whkii. shan IV paid by the hulkinnified Pr y . if the fridentnify iir4g party assumes the defame cif .Funy sich doh' cxr lep.,a1 proDzed.ing: the laclunnifying Party shat I take XJ1 sEeps imcets,ar_y 1.0 pursue the rmiluticio thereof In a proatapi and di4crit manner. The Erideminibing Party Shall he to callSeni Lo a Ezalorrmnt nr the stipulation of any judgment arming from, any such tiglintur Left prmeciiiag: with the coitsem oldie Lodcmniiied Party: :11Sellt snail nut bt urreasonal-Fh. vpithh.71-1 Of delayed:. provided, howcycr, that no mink coaseni shall be Ng uirrd inurn the lndemni fie(' FRarCy if a) [he laden' niiOng Party pays or en uses lo be paid till Losses arEnin.R. Nil of 5tiC.11 settletheiii or jutigrinirkt concumatly with the of ti' therifof (E.; will ac all ixtter Losses ItiercioCcrrr incurred by dim Indemnified which then remain unpaid nr )„ (ii) kr] the Lase °fa setil m ma, (Flo RetaRftlerg L uunaiuned upon a comploc. releaw by the clialinzini the Indemnified Party and such sellorniga or judgment dcm5 not require the chcAinibreinix of any amt cif 1it4 Indemnified Part or impost Erly rentriatinn upon ifs conduct of business, ARTICLE X TFRMNA110,1 X,1 Termillat4.. This Aprement may t Ichninsted, Rrt3 the ounsactions coraitiriplatixi immtry may b abandorgd, at any time prior i.° it bein.g fay eAecuiefl, sir thifrcatter (a) by inutiaal writienagnx-rnear of the Shareholder arid irou hereto duty authorized by action Eill•iffn by ui rxt behalf of the rE4.pective Roards Direclurs; cx (11) by eirlier1)0Ii or the Shore] older awn notit.ioatiun to the rion-tenninatine, parTy by the termEnofirig pay; (i) if the terminathig port.!. is. IV In rankrial. breach or obliggickis- under thin Agreetnent and there hewn s friAtrial bmch ofuny repreerrlaiiun_ warraruy, covenantor agreamenr e:11 the an of the riari-iernlinaxing party set forth in this Agrcarncrit such that Elie conditions Tint 1i safistled; prided, boweviffr that if such bread] in curable hy the non.lerpnimiting puny and Stith eiNV iS reiL\onably auly Lu be etanpli_led prior to the Clee-ing Dime ; ca. if Cohrt grCh.Trijntent jiariStiktiOli or other COnipetentliuyemmental cxr Regnlarnry Authority' shall have hsLiud an order rnukirag i 130ga1 or otkrwiset perrnanendy restricting. preventing or Otherwise pruhibiting !he Sham. Exchange and sixii order shall have become anal_ Ellhct nf Torrninalion. if chin A grcemorrt is valk11:9 tetinimted by dither uou or the aliarchoLder pursuant to Rano 110.1: thi A grearirmit will RP:111)1.0th become and void and there wi]] be no I iabdity nr obligation on the Exim of the patties hereto_ except that nothing tontai ro:1 her shall MliCYC 33113; pony herero from IlcibiLt1 for willful Whicli of iis rcp,r. -ritalions- warranties, cnvenanrrs i iagreemests contained Iii this Agreeinerii ARTICLE 3a T rif W IELLAIKE0US Xl.] P'attica Oh1i aterl AI xi Bend-lied_ This Alp-cement OWE he binding upon the Prinks urvi their respective gkieeentlr.6 by operation of Law and shall in nib SOlely LFIC tmncfit deem Partis and their respective qieCin5sors by operation ef3aw, and NI other Pt-rJun *hall be entitIcd to any of the henolib 0/Onierritcl try this Agriminent. Withoiu. the prior written consont of the other Paiy: 11.0, NrLy may assign this Agmenient or llbv Coitaleral Document ur any or it rigias irderetis or detffore any of it9 du645. kindu 111;6 Agreement or the CoLlaeral Ncurnerds. , Publicity. All room ft shall he joint press reicasas Extvceri LION and evski JJELAp and earth shall consult with Loch ;Akar Our to issuirc Emy press relearns!. or °chemise [offing a1111001nernents with res13Ect to the Share Exellango &14 the 'Aker Iransuctions crirrbunpLated by this Agetanent and prior to making any filings with aiLy third party LIndkir any Regulmory Amatorikies (including an”. kl [tonal. securities inin drater qucozcirm sorvicc) with ivspect thereto, exempt as may bc requited by Jaw ET by obligaric_m9 pursuant to any listing agreemem with or rules or any national secirditics inter ticaler quirtgiim service, .1 Any Etigliues and other tornmimicotions rujoirwl c peemilled kewund.cr snail be in wrinng aftd shail ltir Dffcctive wan delivery by band cir upon receipt if Snit by certified or registered r�ti it (pOtrluge prepaid and return mr_Lipt requaTted) cir by a riatioomily evu43ELLizt9J overnight c.ourier seririut (apprupliarel). fir owrnigIrr clolively) ulyari trans-mission if seal by tciex fir faccirnile {with roTms( for immeiliade wnfirrnalion of receipt in a manner cU5tOr7ary fat ELOInMUlliiMlioris of simh res-puct'iwo hi-I:cam:I with physical del ilicry cif tht conLimainiciliun !Ring made une "Jr the other means spc:eitied in 11155- Seaioil preopfly as prixitimble thereafter). Noires shall tic add rcF...5erl as rallow6; .1f to the Asia hmage Investing LirnitQd Shareholder or 1107, Tower I Ceram 89 A OA Tinaget QueenSii. Athnirulty, Hang Kong ALLacti.uo: Raymond Fri If [0 UCPLI Or Flu! )1111 ve Coir. 1.107. Tow.r 1,LippiCenlr Luc ensway A dmirally: Hang Kong Attftni:on; Rayramd En X L.4 AdcIrcggm Any Pony may In the add to which. notice are reqalred 1.43 sent by Wing notico of such change in the mama. psnride4i In this Secdon. XI.5 Attorneys' Fees. la the event ur any action or sell based upon or arising out of any alleged 'reach b any Party of any reprewntation, warranty, covariant or Agreement cmits.in.ed in this Agreement or the Collateral Docktmenrs, the promiling P'arty shall be end 1.1.1 recover reasonshie attoniCYS' fees and Othar Cain of arch action or Suit from the other Party, XI.6 lleadium_ The Article and Section headings of this Agreement are for convenience (ally and shalt not constitute a pert of this Agreern eat or in any wily rifted the mean ing or iraerpretatiark thezeof. . 7 Choice of Law. This AD-cement and the right of the Parties Under it shall br governed by end construed in alt respects in aceartiame with the Laws of the e of Nevada. without giving, effect Co way choice of law provision or rule. Rielts Cumulative_ All rights and remedies of rich of the Parties under this "%gement shall be cumulative, arid the exercise of one or m ore rights or remedies shall not preclude the exercise of any other right or remedy available under INS Agreement or applicable. law. X1,9 Further Actions. The Rallies shall execute and deliver to each other, from time to time al or after C.Iming, for no Wilitional consideration and at no cost to the requesti ng parry, such Rather ssignments. certiliear.o. instruments, retools, or other documents. ,assurarius or things UN may be reasonably necessary to give fall e m u! 1.0 this Agreement and to ,A, eath party fully to enjoy and examisc the rightSacoorddl and acquired by it under this Agrtement. 10 Time of the Essence. Tine is of the essence Undo-this Agreement. If the Lail Illy permitted for the giving of any notice or the performance of any act required ur permitted under this Agreement falls on a day which is nor_ a Busing 1111:9, 111e Lime for the giving of suth notice or the performance cif sur#r Ht S.1101 be- eatechied io the next succeeding Business na>._ XI_ I 1 ramagatt. This Agreement may he eveculed in one or more counterparts, each of which shalt be deemed EMI original, hut all of whicb iogelber shall wnstitutc one and the same instrument, . Entire A greornefit, This Agreement (including the Exhibits, disclosures made izt, to LIOL1., the Asia Image es:KWh-re summary and any other documents, lini m ents and certificates referred to herein. which OM incorporated in and constitute a parl of this Ap-ezment) contains. the entire agreement of the Parties. KI,13 Survival of Representatious. aryl Covenants, Notwithstanding any right or the Shareholder to fully investigare the affairs of 1101] and notwithstanding any knowledge of facts determined or de ermiriabla by die Shareholder our6uarri to such investigation or right of investigation, the Shareholder shall have the right to rely Cully upon the representations, wanrargius, covenants and agreements of LIOLI contained in this Agreement, Each representation, warranl3., covenant and vrement of .)0LI contained herein shall survim the execution and delivery of this. Agreeitieni aril the Closing and shall it erealler terminate and expire on the first anniversary of the Closing Date unless, prior to such date, the Shareholder has delivered to LIDLE Shareholder a written notice of' a claim viith respe0 to such representation, warranty, covenant CU agreement, ,00,11.1iiii1J,,6, " .0 , .0.. IP • • P . 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